UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549
                      ____________________

                            FORM 8-K

                         CURRENT REPORT
             Pursuant to Section 13 OR 15(d) of the
                 Securities Exchange Act of 1934

                Date of Report:  July 6, 2006
                (Date of earliest event reported)

                        INTEL CORPORATION
     (Exact name of registrant as specified in its charter)


      Delaware               000-06217             94-1672743
   (State or other          (Commission          (IRS Employer
    jurisdiction
  of incorporation)         File Number)      Identification No.)

  2200 Mission College Blvd., Santa Clara,         95054-1549
                 California
  (Address of principal executive offices)         (Zip Code)

                         (408) 765-8080
      (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

     On  July 6, 2006, the Compensation Committee of the Board
     of Directors of Intel Corporation (the "Corporation") approved the form of restricted stock unit agreements and stock option agreements to be used in connection with standard grants of restricted stock units ("RSUs") and stock options to U.S employees and non-U.S. employees on a broad-based basis ("Standard Awards"), including executive officers of the Corporation. The Compensation Committee also approved the form of RSU agreements and stock option agreements to be used in connection with RSU grants and stock option grants to executive officers pursuant to the Corporation's Executive Long Term Stock Program ("ELTSOP Awards").

     Standard Awards and ELTSOP Awards are incentive and retention awards made pursuant to the Corporation's stockholder-approved 2006 Equity Incentive Plan (the "2006 Plan"). There is no material relationship between the Corporation and recipients of ELTSOP Awards, other than in respect of their employment with the Corporation.

     The forms of Standard Awards for U.S and non-U.S. employees set forth the terms and conditions of RSUs and stock options granted pursuant to the 2006 Plan and the Corporation's standard RSU and stock option programs. The forms of ELTSOP Awards for U.S. and non-U.S. employees set forth the terms and conditions of RSUs and stock options granted pursuant to the 2006 Plan and the Corporation's ELTSOP RSU and stock option programs.

     The following description is qualified by reference to the terms of the forms of RSU agreements and stock option agreements (for Standard Awards and ELTSOP Awards) and the Notice of Grant, copies of which are filed with this Form 8-K, and to the terms of the 2006 Plan, a copy of which was filed as exhibit 10.1 to the Corporation's Form 8-K dated May 22, 2006.

     Standard Awards and ELTSOP Awards of RSUs and stock options are subject to administration and interpretation by the committee of the Board of Directors designated pursuant to the plan, or by its delegate. Unvested Standard Awards and ELTSOP Awards are cancelled as of the date of employment termination as set forth in the form of RSU and stock option agreements. Vested stock options expire after employment termination as set forth in the form of stock option agreements. Standard Awards typically vest 25% annually beginning one year after the date of grant and ELTSOP Awards typically vest 100% five years after the date of grant, subject to accelerated vesting upon death and Disablement. Standard Awards, but not ELTSOP Awards, are also subject to accelerated vesting upon Retirement. If employment is terminated due to misconduct, Standard Awards and ELTSOP Awards will be cancelled, such that RSUs will not convert to shares of common stock and stock options will not be exercisable. Until shares are issued for vested RSUs or exercised stock options, Standard Awards and ELTSOP Awards do not provide recipients any rights of a stockholder and do
     not accrue dividend equivalent rights. Standard and ELTSOP Awards of RSUs are not transferable. Standard and ELTSOP Awards of stock options are transferable at death by will or the laws of descent and distribution or by gift to the permitted transferees identified in the stock option agreement. Where applicable, the Corporation uses country-specific RSU and stock option agreements to comply with local laws.



Item 9.01      Financial Statements and Exhibits.

          (d)  Exhibits.

               The following exhibits are filed as part of this Report:

  Exhibit
  Number    Description

  10.1** Standard Terms and Conditions relating to Restricted Stock Units granted to U.S. employees on and after May 17, 2006 under the Intel Corporation 2006 Equity Incentive Plan (for grants under the standard program)

  10.2**    Standard   International   Restricted   Stock    Unit
            Agreement  under the 2006 Equity Incentive Plan  (for
            grants  under  the  standard program  after  May  17,
            2006)

  10.3**    Standard   International   Restricted   Stock    Unit
            Agreement under the 2006 Equity Incentive Plan (for grants under the standard program after May 17,
            2006) (Requiring Electronic Signature)

  10.4**    Standard   International   Restricted   Stock    Unit
            Agreement under the 2006 Equity Incentive Plan (for grants under the standard program after May 17,
            2006) (Requiring Signature)

  10.5**    Standard   International   Restricted   Stock    Unit
            Agreement under the 2006 Equity Incentive Plan (for grants in Japan under the standard program after May
            17, 2006)

  10.6**    Standard   International   Restricted   Stock    Unit
            Agreement under the 2006 Equity Incentive Plan (for grants in Belgium under the standard program after May 17, 2006)

  10.7** Terms and Conditions relating to Restricted Stock Units granted on and after May 17, 2006 to U.S. employees under the Intel Corporation 2006 Equity Incentive Plan (for grants under the ELTSOP Program)

  10.8** International Restricted Stock Unit Agreement under the 2006 Equity Incentive Plan (for grants under the
            ELTSOP program after May 17, 2006)

  10.9**    International  Restricted Stock Unit Agreement  under
            the  2006 Equity Incentive Plan (for grants under the
            ELTSOP   program  after  May  17,  2006)   (Requiring
            Electronic Signature)

  10.10**   International  Restricted Stock Unit Agreement  under
            the  2006 Equity Incentive Plan (for grants under the
            ELTSOP   program  after  May  17,  2006)   (Requiring
            Signature)

  10.11** International Restricted Stock Unit Agreement under the 2006 Equity Incentive Plan (for grants under the
            ELTSOP program in Japan after May 17, 2006)

  10.12**   International  Restricted Stock Unit Agreement  under
            the  2006  Equity  Incentive  Plan  (for  grants   in
            Belgium under the ELTSOP program after May 17, 2006)

  10.13**   Form of Notice of Grant - Restricted Stock Units

  10.14** Standard Terms and Conditions relating to Non-Qualified Stock Options granted to U.S. employees on and after May 17, 2006 under the Intel Corporation 2006 Equity Incentive Plan (for grants under the standard program)

  10.15**   Standard  International  Nonqualified  Stock   Option
            Agreement  under the 2006 Equity Incentive Plan  (for
            grants  under  the  standard program  after  May  17,
            2006)

  10.16**   Standard  International  Nonqualified  Stock   Option
            Agreement under the 2006 Equity Incentive Plan (for grants under the standard program after May 17,
            2006) (Requiring Electronic Signature)

  10.17**   Standard  International  Nonqualified  Stock   Option
            Agreement under the 2006 Equity Incentive Plan (for grants under the standard program after May 17,
            2006) (Requiring Signature)

  10.18**   Standard  International  Nonqualified  Stock   Option
            Agreement under the 2006 Equity Incentive Plan (for grants in Japan under the standard program after May
            17, 2006)

  10.19** Terms and Conditions relating to Nonqualified Stock Options granted to U.S. employees on and after May 17, 2006 under the Intel Corporation 2006 Equity Incentive Plan (for grants under the ELTSOP Program)

  10.20** International Nonqualified Stock Option Agreement under the 2006 Equity Incentive Plan (for grants after May 17, 2006 under the ELTSOP Program)

  10.21**   International  Nonqualified  Stock  Option  Agreement
            under  the  2006  Equity Incentive Plan  (for  grants
            after   May  17,  2006  under  the  ELTSOP   Program)
            (Requiring Electronic Signature)

  10.22**   International  Nonqualified  Stock  Option  Agreement
            under  the  2006  Equity Incentive Plan  (for  grants
            after   May  17,  2006  under  the  ELTSOP   Program)
            (Requiring Signature)

  10.23** International Nonqualified Stock Option Agreement under the 2006 Equity Incentive Plan (for grants in
            Japan after May 17, 2006 under the ELTSOP Program)

  10.24**   Form of Notice of Grant - Nonqualified Stock Options



** Compensation plans or arrangements in which executive officers are eligible to participate.

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 INTEL CORPORATION
                                 (Registrant)


                                 By:  /s/ Cary I. Klafter
                                      ------------------
                                      Cary I. Klafter
Date:  July 6, 2006                  Secretary